UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 29, 2012

ISATORI, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11900	75-2422983
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

15000 W 6th Avenue, Suite 202 Golden, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 215-9174

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant’s Certifying Accountant.

Effective June 29, 2012, iSatori, Inc. (the "Company"), the entity surviving the merger described in Item 8.01 below, engaged Hein & Associates LLP (located in Denver, Colorado) as the Independent Registered Public Accountant to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2012 and any remaining interim periods during that fiscal year.

During the Company’s two most recent fiscal years and any subsequent interim period, the Company did not consult with Hein & Associates LLP or any of its members about the application of accounting principles to any specified transaction completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or any other matter described in Items 304(a)(2) of Regulation S-K.

During the Company’s most recent fiscal year ended June 30, 2011 and the subsequent interim period, Montgomery Coscia Greilich L.L.P. served as the Company’s Independent Registered Public Accountant to audit the Company’s consolidated financial statements.

The engagement effective June 29, 2012 of Hein & Associates LLP as the new Independent Registered Public Accountant for the Company necessarily results in the termination or dismissal of Montgomery Coscia Greilich L.L.P. for the fiscal year ending December 31, 2012 and including termination of their engagement to review of the Company’s consolidated financial statements for the quarter ending September 30, 2012.  The decision to change accountants was approved unanimously by the Company’s Board of Directors.

During the Registrant’s two most recent fiscal years ended June 30, 2011 and the subsequent interim periods through the date of termination, there were no disagreements between the Company and Montgomery Coscia Greilich L.L.P. concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Montgomery Coscia Greilich L.L.P.’ s satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Montgomery Coscia Greilich L.L.P.’s report dated August 31, 2011 on the Company’s consolidated financial statements for the fiscal year ended June 30, 2011 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

Montgomery Coscia Greilich L.L.P.’s report dated September 28, 2010 on the Company’s consolidated financial statements for the fiscal year ended June 30, 2010 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided to Montgomery Coscia Greilich L.L.P. a copy of the foregoing disclosure and has requested that Montgomery Coscia Greilich L.L.P. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Montgomery Coscia Greilich L.L.P. agrees with such disclosure and, if not, stating the respects in which it does not agree. A copy of such letter, dated June 6, 2012, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01.

Other Events.

Following the completion of the merger between iSatori Technologies, Inc. and iSatori Acquisition Corp. on April 5, 2012, iSatori Technologies, Inc. became a wholly owned subsidiary of Integrated Security Systems, Inc.

On June 29, 2012, iSatori Technologies, Inc. was merged with and into Integrated Security Systems, Inc. pursuant to a short-form merger effected under Delaware law.  In connection with such merger, Integrated Security Systems, Inc. changed its name to iSatori, Inc.  The trading symbol of the Company remains the same which is “IFIT”.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

16.1	Letter from Montgomery Coscia Greilich L.L.P. dated July 6, 2012.
99.1	Press Release, dated July 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISATORI, INC.

Dated: July 6, 2012	By:	/s/ Stephen Adelé
Stephen Adelé
President and Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

16.1	Letter from Montgomery Coscia Greilich L.L.P. dated July 6, 2012.
99.1	Press Release, dated July 2, 2012.